SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  -------------


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 17, 1996



                                 COPYTELE, INC.
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             (Exact Name of Registrant as specified in its charter)



         Delaware               File No. 0-11254           11-2622630
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
 of incorporation)                                         Identification No.)



 900 Walt Whitman Road, Huntington Station, NY                11746
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   (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:     (516) 549-5900
                                                   -----------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)

                            Exhibit Index on Page 4

Item 5.     Other Events
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      On April 17, 1996, CopyTele, Inc. ("CopyTele") issued the attached press release announcing a proposed second joint venture between CopyTele and Shanghai Electronic Components Corp.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

            (c)   Exhibit:

                  99    CopyTele, Inc. Press Release, dated April 17, 1996.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                COPYTELE, INC.



Date:      April 22, 1996                 By:   /s/ Denis A. Krusos
        --------------------                    --------------------------------
                                                      Denis A. Krusos
                                                      Chief Executive Officer

                                    COPYTELE, INC.

                                       FORM 8-K

                                    CURRENT REPORT

                                     Exhibit Index
                                     -------------


Exhibit No.                 Description                               Page
- -----------                 -----------                               ----

99                          Press Release, dated April 17, 1996        5

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